SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF

               THE SECURITIES EXCHANGE ACT OF

               1934

 Date of Report (Date of earliest event reported)  June
                            28, 1996


   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
   (Exact name of registrant as specified in its charter)

Virginia                 0-15483/33-75416         N/A
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)
Number)


Texas Commerce Bank, N.A.
P.O. Box 2558
Houston, TX
Attn: Joe Mustachio                               77252-
8039
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code
(713) 236-5094

   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
                          Form 8-K
                            INDEX


                                             Page
Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4
INDEX OF EXHIBITS                                 5



ITEM 5. OTHER EVENTS

The Ryland Mortgage Securities Corporation, Series 1995-1,
Mortgage Participation Securities makes monthly
remittances to security holders.  The latest remittance
was made June 28, 1996.  We have furnished a monthly
remittance statement delivered to the trustee with
security holder payment instructions.
Monthly Remittance
Statement.................................................
 .. ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits
     21.1 Monthly Remittance Statement dated as of June

28, 1996.





                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Ryland Mortgage Securities
Corporation,
                         Series 1995-1, Mortgage
Participation Securities
                       (Registrant)

                         By:             Financial Asset
Securities, Inc.
                         (Formerly: Ryland Mortgage
Securities Corp)

                         Name:     Jane M. Johnson

                         Title:    President


                     INDEX OF EXHIBITS


                                        Page of
                                        Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-
     12 as of June 28, 1996.




EXHIBIT 21.1                       PAGE 6
     DISTRIBUTION STATEMENT
NORWEST BANK MINNESOTA, N.A.
                                        Contact:
Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:
6/28/96
     Pooled Certificate Distribution
Date: 6/25/96



                                             Aggregate
          Pass-Through   Beginning Interest  Interest
Principal Ending    Total     Realized
     Class     Rate Balance   Accrual   Distribution
Distribution   Balance   Distribution   Losses

     A    7.42153120%    93,468,308.00  578,064.97
578,064.97     0.00      93,468,308.00  578,064.97
0.00

     TOTALS         93,468,308.00  578,064.97
578,064.97
0.00      93,468,308.00  578,064.97     0.00

                    Principal Interest
     Class     CUSIP     Priority  Type Type

     A    783766RW0 Senior    Single Class   Pass-Through

     7/9/96    1:30 PM
Page
1


EXHIBIT 21.1                       PAGE 7
     PAYMENTS PER SECURITY DENOMINATION
NORWEST BANK MINNESOTA, N.A.

Contact: Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:
6/28/96
     Pooled Certificate Distribution
Date: 6/25/96



                                   AMOUNTS PER
INDIVIDUAL SECURITY                     Remaining
          Original  % of Integral  Record    Interest
Interest  Principal Realized  Ending    Principal
     Class     Balance   Pool Denomination   Date
Accrual
Distribution   Distribution   Losses    Balance
Factor
     A    93,468,308.00  100.00%   1,000.00  05/31/96
6.18460933     6.18460933     0.00000000     0.00000000
93,468,308.00  1.0000000000

     TOTALS    93,468,308.00
1.0000000000


     7/9/96    1:30 PM
Page 2



EXHIBIT 21.1                       PAGE 8
     PRINCIPAL DISTRIBUTION DETAIL
NORWEST BANK MINNESOTA, N.A.
                                   Contact:
Andy
Rosenfeld
     RMSC Mortgage Participation
Securities Phone:             (410) 884-
2114
     Series 1995-1
     Distribution Date:            6/28/96
     Pooled Certificate Distribution Date: 6/25/96



                                   Total
Beginning Principal ***Principal   Realized
Ending    Principal
     Class     Balance   Distribution   Adjustment
Losses    Balance   Distribution

     A    93,468,308.00  0.00      0.00      0.00
93,468,308.00  0.00




     TOTALS    93,468,308.00  0.00      0.00      0.00
93,468,308.00  0.00





               ***Principal adjustments consist of the
following:                    Negative Amortization
0.00
                                   Capitalized Interest
0.00

     7/9/96    1:31 PM
Page
3


EXHIBIT 21.1                       PAGE 9
     INTEREST DISTRIBUTION DETAIL
NORWEST BANK MINNESOTA, N.A.
                                        Contact:
Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:
6/28/96
     Pooled Certificate Distribution Date:
6/25/96



                              Interest       Total
Aggregate
          Pass-Through   Beginning      Interest
Shortfall
Other     Interest  Interest
     Class     Rate Balance        Accrual   (Recovery)
Interest  Distribution   Shortfall

     A    7.42153120%    93,468,308.00  1.00
578,064.97
0.00      0.00      578,064.97     0.00





     TOTALS         93,468,308.00       578,064.97
0.00
578,064.97     0.00



EXHIBIT 21.1                       PAGE 10
     FUND ACCOUNTS ACTIVITY SUMMARY
NORWEST BANK MINNESOTA, N.A.
                                        Contact:
Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            35244
     Pooled Certificate Distribution Date:
35241



     Proceeds Account
          Beginning Balance             0

              Deposits                        Withdrawals
               Total Interest      596,758.63
Interest Payments   -578064.97
               Total Principal          0.00
Principal Payments  0
               Fees and Expenses        0.00
Fees and Expenses   -18693.66
               Other Deposits      0.00
Other
Withdrawls     0

          Total Deposits           596758.63      Total
Withdrawals         -596758.63

                                   Ending Balance      0









     Other Accounts
                    Spread    Reserve   Expense   Pool
Special
                    Account   Fund 2    Fund Insurance
Hazard    Other
          Beginning Balance        0.00      0.00
0.00
0.00      0    0
               Deposits       0.00      0.00      0.00
0.00      0    0
               Earnings       0.00      0.00      0.00
0.00      0    0
               Withdrawals         0.00      0.00
0.00
0.00      0    0
          Ending Balance      0.00      0.00      0.00
0.00      0    0


     Advances on Delinquencies
          Beginning Balance        N/A
          Current Period      N/A
          Ending Balance      N/A





          35255.56397    35255.56397
Page 5




     EXHIBIT 21.1                       PAGE 11
     COLLATERAL SUMMARY
NORWEST BANK MINNESOTA, N.A.
     POOLED MORTGAGE CERTIFICATES
Contact:       Andy Rosenfeld
                                                  Phone:
(410) 884-2114
     RMSC Mortgage Participation Securities
     Series 1995-1
     Distribution Date:       6/28/96
     Pooled Certificate Distribution Date:        6/25/96
     Record Date:        5/31/96


Total Aggregate
     Pooled    Beginning Stated    Interest  Interest
Interest  Principal Realized  Expense **     Ending
Collateral     Realized
     Certificate    Balance   Rate Accrual   Shortfall
Distribution   Distribution   Losses    Strip     Balance
Distribution   Losses

     RMSC Series 1992-6 Class B    30,108,854.00
7.48294957%    187,752.53     0.00      187,752.53
0.00
0.00      6,021.77  30,108,854.00  181,730.76     0.00
     RMSC Series 1992-9 Class B    26,201,000.00
7.77855651%    169,838.30     0.00      169,838.30
0.00
0.00      5,240.20  26,201,000.00  164,598.10     0.00
     SMSC Series 1992-1 (Pool 1) Class B-1
18,300,000.00
7.82861032%    119,386.31     0.00      119,386.31
0.00
0.00      3,660.00  18,300,000.00  115,726.31     0.00
     SMSC Series 1992-1 (Pool 2) Class B-2   8,858,454.00
7.82982650%    57,800.13      0.00      57,800.13
0.00
0.00      1,771.69  8,858,454.00   56,028.44      0.00
     SMSC Series 1992-3 Class B    10,000,000.00
7.43776358%    61,981.36      0.00      61,981.36
0.00
0.00      2,000.00  10,000,000.00  59,981.36      0.00

     TOTALS    93,468,308.00       596,758.63     0.00
596,758.63     0.00      0.00      18,693.66
93,468,308.00  578,064.97     0.00




          **  The expense strip is the Securities
Guaranty and Administration Fee of .24% per annum.




     Actual    Begininng Principal
     Certificate    Balance   Distribution

     RMSC Series 1992-6 Class B    70,108,854.00  0.00
     RMSC Series 1992-9 Class B    105,082,621.71
0.00
     SMSC Series 1992-1 (Pool 1) Class B-1
64,300,000.00
0.00
     SMSC Series 1992-1 (Pool 2) Class B-2
19,858,454.00
0.00
     SMSC Series 1992-3 Class B    45,000,000.00
0.00
Page 7


EXHIBIT 21.1                       PAGE 13
     DELINQUENCY STATISTICS
NORWEST BANK MINNESOTA, N.A.

Contact:            Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:         (410) 884-2114
     Series 1995-1
     Distribution Date:
6/28/96
     Pooled Certificate Distribution Date:
6/25/96


     Subordinated        Oustanding Principal          30
DAY            60 DAY              90 DAY
F/C
REO
     Mortgage Certificates         on Underlying
Securities
#    $MM  %    #    $MM  %    #    $MM  %    #    $MM  %
#    $MM  %

     RMSC Series 1992-6 Class B         146,730,251.48
23   4.343669  2.96%     9    1.842575  1.26%     13
2.555825  1.74%     44   9.625426  6.56%     8
2.039527
1.39%
     RMSC Series 1992-9 Class B         218,720,314.98
28   5.562774  2.54%     7    1.657802  0.76%     13
2.398656  1.10%     52   12.513098 5.72%     13
2.419226
1.11%
     SMSC Series 1992-1 (Pool 1) Class B-1
149,677,976.36           23   4.704081  3.14%     4
0.811992  0.54%     17   3.325570  2.22%     43
8.087684
5.40%     3    0.994736  0.66%
     SMSC Series 1992-1 (Pool 2) Class B-2
36,119,099.51       1    0.116223  0.32%     3
0.492336
1.36%     1    0.119318  0.33%     8    1.709844  4.73%
1    0.337117  0.93%
     SMSC Series 1992-3 Class B         112,828,505.90
20   4.163066  3.69%     7    0.837112  0.74%     25
5.531095  4.90%     3    0.710568  0.63%     6
1.070707
0.95%


     Totals         664,076,148.23           95
18.889813
2.84%     30   5.641817  0.85%     69   13.930464 2.10%
150  32.646620 4.92%     31   6.861313  1.03%

     Delinquencies percentages are based on Cumulative
Loan Balances Outstanding
     after giving effect Current Distribution.
     MM = million
Page 6